Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 15,333,719	$ 2,406,195	¥ 38,425,541
Restricted cash	2,994,408	469,888	78,010
Long-term restricted cash	46,437	7,287	41,547
Total	¥ 18,374,564	$ 2,883,370	¥ 38,545,098	$ 6,048,567	¥ 989,869	¥ 3,224,387